February 9, 2024

BNY Mellon Absolute Insight Funds, Inc.

- BNY Mellon Core Plus Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), and the fund's sub-adviser is Insight North America LLC (INA), an affiliate of BNYM Investment Adviser.

James DiChiaro, Scott Zaleski, CFA and Brendan Murphy, CFA are the fund's primary portfolio managers, positions they have held since August 2019, November 2023 and February 2024, respectively. Mr. DiChiaro is a senior portfolio manager at INA. Mr. Zaleski is Co-Head of US Multi-Sector Fixed Income at INA. Mr. Murphy is Head of Fixed Income, North America, at INA.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

James DiChiaro, Scott Zaleski, CFA and Brendan Murphy, CFA are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio. Mr. DiChiaro is a senior portfolio manager at INA and has been a primary portfolio manager of the fund since August 2019. He has been employed by INA or a predecessor company of INA since 1999. Mr. Zaleski is Co-Head of US Multi-Sector Fixed Income at INA and has been a primary portfolio manager of the fund since November 2023. He has been employed by INA or a predecessor company of INA since 2014. Mr. Murphy is Head of Fixed Income, North America, at INA and has been a primary portfolio manager of the fund since February 2024. He has been employed by INA or a predecessor company of INA since 2005.

6347STK0224

February 9, 2024

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC.

-BNY Mellon Core Plus Fund

Supplement to Statement of Additional Information

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Brendan Murphy[1]	3	$2.8B	4	$216M	5	$2.5B

[1]	Because Mr. Murphy became a primary portfolio manager of BNYMCPF as of February 9, 2024, his information is as of December 31, 2023.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Brendan Murphy	N/A	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Brendan Murphy[1]	BNYMCPF	none

1	Because Mr. Murphy became a primary portfolio manager of BNYMCPF as of February 9, 2024, his information is as of December 31, 2023.

GRP3-SAISTK-0224-2